UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12


                    The AllianceBernstein Pooling Portfolios
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                (Name of Registrant as Specified In Its Charter)


                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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
|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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SK 00250 0451 1133670

    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS - ALLIANCEBERNSTEIN GLOBAL REAL
                          ESTATE INVESTMENT PORTFOLIO

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             1345 Avenue of the Americas, New York, New York 10105
                            Toll Free (800) 221-5672

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                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                November 5, 2010

To the Shareholders of AllianceBernstein Global Real Estate Investment
Portfolio:

Notice is hereby given that the Special Meeting of Shareholders (the "Meeting") of AllianceBernstein Global Real Estate Investment Portfolio (the "Portfolio"), a series of The AllianceBernstein Pooling Portfolios, a Massachusetts business trust (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time, to consider and vote on the following proposal, which is more fully described in the accompanying Proxy Statement dated October 1, 2010:

      1. Amendment of the Portfolio's fundamental policy regarding diversification as that term is described in the Investment Company Act of 1940, as amended to change its status from diversified to non-diversified.

      2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any shareholder of record of the Portfolio at the close of business on September 30, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                        By Order of the Board of Trustees,


                                        Emilie D. Wrapp
                                        Secretary

New York, New York

October 1, 2010

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                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your votes. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Portfolio any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

TABLE OF CONTENTS                                                          Page
------------------------------------------------------------------------   -----
Introduction............................................................    4
Proposal: Amendment to the Fundamental Policy Regarding Diversification     5
Proxy Voting and Shareholder Meeting....................................    6
Officers of the Fund....................................................    6
Information as to the Investment Adviser and Distributor of the Fund....    7
Other Matters...........................................................    7
Submission of Proposals for Next Meeting of Shareholders................    7
Reports to Shareholders.................................................    7

                                PROXY STATEMENT

      THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS - ALLIANCEBERNSTEIN GLOBAL
                        REAL ESTATE INVESTMENT PORTFOLIO

                          1345 Avenue of the Americas
                            New York, New York 10105

                                     ------

                        SPECIAL MEETING OF SHAREHOLDERS
                                November 5, 2010

                                     ------

                                  INTRODUCTION

This is a Proxy Statement for the AllianceBernstein Global Real Estate Investment Portfolio (the "Portfolio"), a series of The AllianceBernstein Pooling Portfolios (the "Fund"). The Fund's Board of Trustees (the "Board") is soliciting proxies for a Special Meeting of Shareholders of the Portfolio (the "Meeting") to consider and vote on a proposal that is being recommended by the Board.

The Board is sending you this Proxy Statement to ask for your vote on a proposal affecting the Portfolio. The Portfolio will hold the Meeting at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. The solicitation cost will be borne by the Portfolio. AllianceBernstein L.P. is the investment adviser to the Portfolio (the "Adviser"). The Notice of Special Meeting of Shareholders, Proxy Statement, and Proxy Card are being mailed to shareholders on or about October 1, 2010.

Any shareholder who owned shares of the Portfolio at the close of business on September 30, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Important Notice Regarding Availability of Proxy Materials for the Shareholders' Meeting to be Held on Friday, November 5, 2010. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

                                    PROPOSAL
         AMENDMENT TO THE FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

      Section 8(b) of the Investment Company Act of 1940, as amended (the "1940 Act') requires a fund to disclose whether it has a policy to engage in certain activities ("Section 8(b) Policies"). Under the 1940 Act, the Section 8(b) Policies are "fundamental" and may not be changed without a shareholder vote. One of the Section 8(b) Policies requires the Portfolio to state whether it is "diversified" as that term is defined in the 1940 Act. A diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer (the "5% per issuer limitation"), or (2) hold more than 10% of the outstanding voting securities of such issuer (the "10% per issuer limitation").

      Recently, the Board approved proposals to rename the Portfolio "AllianceBernstein Real Asset Portfolio" and to change the Portfolio's investment objective from "total return from a combination of income and long-growth of capital" to "to maximize real return over inflation". The Board also approved changing the Portfolio's investment strategy from its focus on real estate-related securities to an aggressive investment strategy involving a variety of asset classes, including commodity equities and commodity derivatives as well as real estate-related securities. The AllianceBernstein Real Asset Portfolio may pursue its investment objective by investing in AllianceBernstein Cayman Real Asset Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"), which, unlike the Portfolio, may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its assets in the Subsidiary. Since up to 25% of the Portfolio's assets can be invested in the securities of a single issuer, the Subsidiary, maintaining a diversified status would impose the 5% per issuer limitation and the 10% per issuer limitation on 100% of the Portfolio's remaining investments. The Adviser recommended to the Board that, for operational ease, the Portfolio become non-diversified.

      As a non-diversified fund, the Portfolio may have more risk because it can invest more of its assets in the securities of a smaller number of issuers and adverse changes in the value of one security could have a more significant effect on the Portfolio's net asset value. A policy to be a non-diversified fund is not required under the 1940 Act to be fundamental and the policy may be changed to diversified without a shareholder vote. This is because a diversified fund is considered to have less risk.

      The Trustees considered and approved the Adviser's recommendation that the Portfolio amend its fundamental policy regarding diversification to become "non-diversifed". If the Proposal is approved, the Portfolio would not be limited in the proportion of its assets that may be invested in the securities of a single issuer, except as required to meet the diversification requirements of the Internal Revenue Code (the "Code") relating to regulated investment companies. The Code imposes diversification requirements similar to the 1940 Act but they apply to only 50% of a fund's assets.

Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities," of the Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio (the "1940 Act Majority Vote"). The Board, including the Independent Trustees, of the Fund unanimously recommends that the shareholders of the Portfolio vote FOR the Proposal.

                      PROXY VOTING AND SHAREHOLDER MEETING

      All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the amendment of the fundamental policy regarding diversification (the Proposal). If no specification is made on a properly executed proxy, it will be voted for the amendment of the fundamental policy regarding diversification.

      Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 450-8471. Owners of shares held through a broker or nominee (who is a shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not also return a Proxy Card. A shareholder of record may revoke the shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

      The approval of the Proposal requires a 1940 Act Majority Vote. Abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any matter other than the Proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of 40% of the shares of the Portfolio entitled to vote at the Meeting. As of the Record Date, there were 105,827,180 outstanding voting shares for the Portfolio. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to the Proposal in the Proxy Statement. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the Proposal will be voted against adjournment.

                              OFFICERS OF THE FUND

      Certain information concerning the Fund's officers is set forth below. Each of the Fund's officers is elected annually by the Board until his or her successor is duly elected and qualifies.

Name, Address*       Position(s)                      Principal Occupation
and Age              (Month and Year First Elected)   During Past 5 Years
------------------   ------------------------------   --------------------------

Robert M. Keith      President and Chief Executive    Senior Vice President of
50                   Officer, (09/08)                 the Adviser** and head of
                                                      AllianceBernstein
                                                      Investments Inc. ("ABI")**
                                                      since July 2008; Director
                                                      of ABI and President of
                                                      the AllianceBernstein
                                                      Mutual Funds. Previously,
                                                      he served as Executive
                                                      Managing Director of ABI
                                                      from December 2006 to June
                                                      2008. Prior to joining ABI
                                                      in 2006, Executive
                                                      Managing Director of
                                                      Bernstein Global Wealth
                                                      Management, and prior
                                                      thereto, Senior Managing
                                                      Director and Global Head
                                                      of Client Service and
                                                      Sales of the Adviser's
                                                      institutional investment
                                                      management business since
                                                      2004. Prior thereto,
                                                      Managing Director and Head
                                                      of North American Client
                                                      Service and Sales in the
                                                      Adviser's institutional
                                                      investment management
                                                      business, with which he
                                                      has been associated since
                                                      prior to 2004.

Philip L. Kirstein   Senior Vice President and        Senior Vice President and
65                   Independent Compliance           Independent Compliance
                     Officer, (10/04)                 Officer of the
                                                      AllianceBernstein Mutual
                                                      Funds, with which he has
                                                      been associated since
                                                      October 2004. Prior
                                                      thereto, he was Of Counsel
                                                      to Kirkpatrick & Lockhart,
                                                      LLP from October 2003 to
                                                      October 2004, and General
                                                      Counsel of Merrill Lynch
                                                      Investment Managers, L.P.
                                                      since prior to March 2003.

Emilie D. Wrapp      Secretary,                       Senior Vice President,
54                   (10/05)                          Assistant General Counsel
                                                      and Assistant Secretary of
                                                      ABI**, with which she has
                                                      been associated since
                                                      prior to 2005.

Joseph J. Mantineo   Treasurer and Chief Financial    Senior Vice President of
51                   Officer, (8/06)                  AllianceBernstein Investor
                                                      Services, Inc. ("ABIS")**,
                                                      with which he has been
                                                      associated since prior to
                                                      2005.

Phyllis J. Clarke    Controller,                      Vice President of ABIS**,
49                   (5/09)                           with which she has been
                                                      associated since prior to
                                                      2005.

--------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.

**    An affiliate of the Fund.

                    INFORMATION AS TO THE INVESTMENT ADVISER
                          AND DISTRIBUTOR OF THE FUND

      The Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Fund. The Fund's distributor is AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

      Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

            SUBMISSION OF PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

      The Portfolio does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Portfolio's proxy statement and form of proxy card for the Portfolio's next meeting of shareholders should send the proposal to the Portfolio so as to be received within a reasonable time before the Portfolio begins to print and mail its proxy materials relating to such meeting.

                            REPORTS TO SHAREHOLDERS

      The Portfolio will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or write to Maria Brison at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By Order of the Board of Trustees,


                                        Emilie D. Wrapp
                                        Secretary

October 1, 2010

New York, New York

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS - ALLIANCEBERNSTEIN GLOBAL REAL ESTATE
                              INVESTMENT PORTFOLIO

                                     [LOGO]
                             AllianceBernstein L.P.

--------------------------------------------------------------------------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
October 1, 2010

SK 00250 0451 1131156

FORM OF PROXY                                                      FORM OF PROXY

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

          PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 2010

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

             The undersigned hereby appoints [___________] and [____________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders (the "Meeting") of The AllianceBernstein Pooling Portfolios (the "Fund") with respect to the AllianceBernstein Global Real Estate Investment Portfolio, a series of the Fund (the "Portfolio") to be held at 3:00 p.m., Eastern Time, on November
5, 2010 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

             IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: www.proxyweb.com
VOTE BY TELEPHONE: 1-888-221-0697

                    Please refer to the Proxy Statement for
                         a discussion of each Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
           AllianceBernstein Global Real Estate Investment Portfolio

Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                          For       Against        Abstain

1.    Amendment of the Portfolio's       /_/       /_/            /_/
      fundamental policy regarding
      diversification as that term
      is described in the Investment
      Company Act of 1940, as
      amended to change its status
      from diversified to
      non-diversified.

2.    To transact such other business as
      may properly come before the
      Meeting and any adjournments or
      postponements thereof.


                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010






SK 00250 0451 1133694